Exhibit 10.24

December 29, 2004

Johnstown America Corporation

17 Johns Street

Johnstown, PA 15907

Attention: Glen T. Karan

Re:	Credit Agreement (the “Credit Agreement”; capitalized terms not otherwise defined herein shall have the meaning set forth under the Credit Agreement) dated as of September 11, 2003 among JOHNSTOWN AMERICA CORPORATION, a Delaware corporation (“JAC”), FREIGHT CAR SERVICES, INC., a Delaware corporation (“FCS”), JAC OPERATIONS, INC., a Delaware corporation (“JAC Operations”), and JAIX LEASING COMPANY, a Delaware corporation (“JAIX”) (JAC, FCS, JAC Operations and JAIX are sometimes collectively referred to herein as the “Borrowers” and each individually as a “Borrower”), the Credit Parties signatory thereto and LASALLE BANK NATIONAL ASSOCIATION (“LaSalle”)

Ladies and Gentlemen,

Borrowers have failed to (i) achieve minimum EBITDA for the Covenant Computation Date ending March 31, 2004 of at least $8,500,000 or less; and (ii) maintain the Leverage Ratio for the Covenant Computation Date ending June 30, 2004 of not more than 2.75 to 1.00; and these failures constitute Events of Default under the Credit Agreement (the “Designated Defaults”).

Borrowers have requested that LaSalle waive, and LaSalle agrees to waive the Designated Defaults. The effectiveness of this waiver, however, is conditioned upon the delivery to LaSalle of waivers of similar defaults arising under the GE Capital Loan Agreement and those agreements governing the Subordinated Debt.

The waivers set forth in this letter shall be effective only with respect to the specific circumstances referenced above in connection with the Designated Defaults. In no event shall these waivers be construed to be a waiver of (a) enforcement of LaSalle’s rights with respect to any Event(s) of Default now existing or hereafter arising (except as specifically set forth herein) or (b) Borrower’s compliance (except as specifically set forth herein) with the (i) covenants or other provisions of the Credit Agreement referenced above or (ii) any other covenants or provisions thereof or of any other Loan Document.

Johnstown America Corporation

December 29, 2004

Nothing contained in this letter nor any communications between LaSalle and Borrowers shall be a waiver of any rights or remedies the LaSalle has or may have against the Borrowers or the Guarantors, except as specifically provided herein. LaSalle hereby preserves and reserves all of its rights and remedies against Borrowers and Guarantors under the Credit Agreement, the Loan Documents and applicable law except as specifically set forth herein.

Very truly yours,

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Robert W. Hart
Robert W. Hart
Authorized Signatory

ACKNOWLEDGED AND AGREED:

BORROWERS:

JOHNSTOWN AMERICA CORPORATION

By:	/s/ Kevin P. Bagby
Name:	Kevin P. Bagby
Title:

FREIGHT CAR SERVICES, INC.

By:	/s/ Kevin P. Bagby
Name:	Kevin P. Bagby
Title:

JAIX LEASING COMPANY

By:	/s/ Kevin P. Bagby
Name:	Kevin P. Bagby
Title:

Johnstown America Corporation

December 29, 2004

JAC OPERATIONS, INC.

By:	/s/ Kevin P. Bagby
Name:	Kevin P. Bagby
Title:

CREDIT PARTIES AND GUARANTORS:

FREIGHTCAR AMERICA, INC., formerly known as JAC HOLDINGS INTERNATIONAL, INC.

By:	/s/ Kevin P. Bagby
Name:	Kevin P. Bagby
Title:

JAC INTERMEDCO, INC.

By:	/s/ Kevin P. Bagby
Name:	Kevin P. Bagby
Title:

JAC PATENT COMPANY

By:	/s/ Kevin P. Bagby
Name:	Kevin P. Bagby
Title: